        Exhibit 10.7

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT #3
THIS AMENDMENT #3 TO ADVANCED PURCHASE AGREEMENT (“Amendment”) is made effective as of April 5, 2023, (the “Third Amendment Effective Date”) by and between NOVAVAX, INC, a Delaware corporation with offices at 21 Firstfield Road, Gaithersburg, MD 20878 U.S.A. (“Novavax”), and the Commonwealth of Australia as Represented by the Department of Health and Aged Care, with offices at Scarborough House 1 Atlantic Street, Woden, ACT 2606, Australia, previously known as the “Department of Health” (collectively, “Customer”).
RECITALS
WHEREAS, Novavax and Customer entered into that certain Advanced Purchase Agreement dated effective 31 December 2020 (as amended, including by way of the Amendments to the Advanced Purchase Agreement between the parties dated 23 December 2021 (the “First Amendment”), and 6 April 2022 (the “Second Amendment”) (the “Agreement”); and
WHEREAS, the Parties desire to amend certain provisions of the Agreement.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the Agreement is further amended by this Amendment as follows:
1.Section 2.4 (Delivery) shall be deleted in its entirety and replaced with the following:
2.4.    Delivery. Novavax will use reasonable endeavours to meet the quarterly delivery schedule for the Product set forth in Exhibit B (“Delivery Schedule”). Novavax will deliver or ensure that the Sponsor delivers [***]. Thereafter, Novavax will deliver or ensure that the Sponsor delivers the balance of the Aggregate Amount in accordance with the quantities of Vaccine specified in the Delivery Schedule, and otherwise in accordance with Section 3.1. Novavax will coordinate with Customer with the intention to ship Product [***]. Customer acknowledges that Novavax’s ability to ship [***] is based on batch size and Novavax’s ability to split shipments. Customer also acknowledges that initiation of deliveries is dependent on Regulatory Approval in the Territory and that delivery of the first shipment of Product is expected to be a date as soon as practicable after receipt of Regulatory Approval in the Territory. On at least a [***] basis, Novavax shall communicate any anticipated changes to the Delivery Schedule to Customer. Any changes to the Delivery Schedule must be made in accordance with Section 13.4. At least [***] in advance of each anticipated shipment under the Delivery Schedule, Novavax will confirm to the Customer in writing the date of delivery of the Product and the quantities of Product to be delivered. [***], Novavax will notify Customer in writing by email when the Product is available for Delivery. [***] (“Delivery Change Request”). Within [***] of receipt of such Delivery Change Request, Novavax shall provide a proposed delivery schedule reflecting the Delivery Change Request or that portion of the Delivery Change Request which Novavax can, acting reasonably,
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accommodate. The Parties may discuss in [***] any changes to the proposed delivery schedule. If a proposed delivery schedule is agreed upon, the Parties shall make any necessary changes to the Delivery Schedule in accordance with Section 13.4. Novavax will notify Customer in writing by email when the Product is available for Customer’s inspections.
2.Section 5.1 (Advance Payment) shall be deleted in its entirety and replaced with the following:
Advance Payment. Customer shall pay to Novavax an upfront payment of [***]of the Total Price as set forth on Exhibit A (the “Advance Payment”) in accordance with this Section 5. [***]. [***] of the Advance Payment is non-refundable. The remaining [***] of Advance Payment (“Refundable Portion”) is refundable only as provided in Section 2.6.4, Section 7.2.2 and Section 7.5.
3.Section 5.3. [***]
4.Section 7.1(b). (Term) shall be deleted in its entirety and replaced with the following:
(b) 31 December 2024.
5.Section 13.2 (Notices). The email of the Novavax notice recipient shall be deleted in its entirety and replaced with the following:
Email: [***]
6.Section 13.2 (Notices). The address for notice for the Customer shall be deleted in its entirety and replaced with the following:
Scarborough House
1 Atlantic Street
Woden
ACT 2606
Australia
Attention: [***]
Email: [***]
Copy: [***]
7.Section 18.38 (Insolvency Event) shall be deleted in its entirety and replaced with the following:
Insolvency Event means, in respect of a person, any of the following events (a) it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); or (b) it is in liquidation, in provisional liquidation, under administration or wound up or has had a Controller appointed to its property; or (c) it is subject to any arrangement (including a deed of company arrangement or scheme of arrangement), assignment, moratorium, compromise or composition, protected from creditors under any statute, or
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dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Customer); or (d) an application or order has been made, resolution passed, proposal put forward or any other action taken, in each case in connection with that person, in respect of any of the above clauses; or (e) it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand; or (f) it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which the Customer reasonably deduces it is so subject); or (g) it is otherwise unable to pay its debts when they fall due; or (h) something having a substantially similar effect to any of the things described in the above clauses happens in connection with that person under the law of any jurisdiction.
8.Exhibit A. Exhibit A in the Agreement is hereby deleted and replaced with the attached Exhibit A.
9.Exhibit B. Exhibit B in the Agreement is hereby deleted and replaced with the attached Exhibit B.
10.Effectiveness of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
11.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature shall be deemed to be and shall be as effective as an original signature.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of Third Amendment Effective Date.

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NOVAVAX, INC.
By: __ /s/ John A, Herrmann III___________________
Signature
Name: John A. Herrmann III
Title: EVP, Chief Legal Officer
Date: March 2, 2023

SIGNED by an authorised representative for and on behalf of the Commonwealth of Australia acting through and represented by the Department of Health and Aged Care [***] in the presence of:
[***]	[***]
Signature of witness	Signature of authorised signatory
[***]	[***]
Name of Witness (block letters)	Name of authorised signatory (block letters)
[***]
Date:________April 5, 2023_______	Position of authorised signatory

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Exhibit A
PRODUCT
Price
Aggregate Amount: [***] doses of the Vaccine

Product Name	Total Price (= [***] (excluding GST)	Per-Unit Price (excluding GST)	Per Unit Delivery Price (=[***] (excluding GST)
NVX-CoV2373	USD [***]	USD [***] (for [***] delivered prior to the Third Amendment Effective Date)	USD [***], (for [***] delivered prior to the Third Amendment Effective Date)
		USD [***] (for approximately [***] delivered in 2023)	USD [***], (for approximately [***] delivered in 2023)
		USD [***] (for approximately [***] delivered in 2024)	USD [***], (for approximately [***] delivered in 2024)
Initial Advance Payment for Aggregate Amount: USD [***] (excluding GST)
Maximum Aggregate Additional Amount: Up to 10 million doses

Product Name	Total Price (=[***] (excluding GST)	Per-Unit Price (excluding GST)	Per Unit Delivery Price (= [***] (excluding GST)
NVX-CoV2373	USD [TBD based on order]	USD [***]	USD [***]
Advance Payment for Aggregate Additional Amount: [***]% of Total Price of Additional Amount

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Exhibit B
Delivery Schedule
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the delivery schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]
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